UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2018

BIGLARI HOLDINGS INC.
(Exact name of registrant as specified in its charter)

INDIANA	001-38477	82-3784946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400, San Antonio, Texas		78257
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (210) 344-3400

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A is being filed by Biglari Holdings Inc., an Indiana corporation, formerly known as NBHSA Inc. (the “Company”), as an amendment (the “Amendment No. 1”) to the Current Report on Form 8-K filed on April 27, 2018 by OBH Inc., an Indiana corporation, formerly known as Biglari Holdings Inc. (the “Predecessor Registrant”), to announce the preliminary voting results of the Predecessor Registrant’s 2018 Annual Meeting of Shareholders (the “Annual Meeting”) and special meeting of its shareholders (the “Special Meeting”) held on April 26, 2018 (the “Original Report”).  This Amendment No. 1 amends and restates Item 5.07 of the Original Report to disclose the final, certified voting results received from Broadridge Financial Solutions, Inc. (“Broadridge”).  The final, certified voting results do not differ from the preliminary voting results reported in the Original Report.

Item 5.07. Submission of Matters to a Vote of Security Holders.
Annual Meeting
On May 7, 2018, Broadridge delivered its final vote tabulation that certified the final voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.
The total number of shares of the Company’s common stock voted in person or by proxy at the Annual Meeting was 2,011,038, representing approximately 97.26% of the 2,067,726 shares outstanding and entitled to vote at the Annual Meeting. The matters voted on by shareholders and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter is set forth below.
Proposal 1. To elect the nominees listed below as directors of the Company:

	FOR	WITHHOLD	BROKER NON-VOTES
Sardar Biglari	1,241,543	652,542	116,953
Philip L. Cooley	1,233,350	660,735	116,953
Kenneth R. Cooper	1,232,296	661,789	116,953
James P. Mastrian	1,254,832	639,253	116,953
Ruth J. Person	1,255,013	639,072	116,953
Proposal 2. To ratify the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018:

1,996,503	6,296	8,239
For	Against	Abstentions
Special Meeting
On May 7, 2018, Broadridge delivered its final vote tabulation that certified the final voting results for each of the matters set forth below that were submitted to a vote at the Special Meeting.
The total number of shares of the Company’s common stock voted in person or by proxy at the Special Meeting was 1,895,207, representing approximately 91.66% of the 2,067,726 shares outstanding and entitled to vote at the Special Meeting. The matters voted on by shareholders and the number of votes for or against, as well as the number of abstentions and broker non-votes, if applicable, with respect to each matter is set forth below.

Proposal 1. To approve the Amended and Restated Agreement and Plan of Merger, dated as of March 5, 2018, by and among Biglari Holdings Inc., NBHSA Inc. and BH Merger Company:

1,221,366	668,485	5,356
For	Against	Abstentions
Proposal 2. To approve the authorized capital of NBHSA Inc., which is 11,500,000 shares, consisting of 500,000 shares of Class A common stock, 10,000,000 shares of Class B common stock, and 1,000,000 shares of preferred stock:

1,224,817	664,808	5,582
For	Against	Abstentions

Proposal 3. To approve NBHSA Inc. being subject to Chapter 42 of the Indiana Business Corporation Law, which relates to “control share acquisitions”:

1,221,192	668,317	5,698
For	Against	Abstentions

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGLARI HOLDINGS INC.

/s/ Bruce Lewis
Bruce Lewis
Controller
Dated: May 9, 2018

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